UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BARNWELL INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee previously paid with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  T00550-P53627  BARNWELL INDUSTRIES, INC.  C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342  BRENTWOOD, NY 11717  BARNWELL INDUSTRIES, INC.  2026 Annual Meeting  Vote by June 28, 2026  11:59 PM ET  Vote in Person at the Meeting*  June 29, 2026  10:00 AM Central Daylight Time  24 Greenway Plaza Suite 1800Q, Houston Texas 77046  You invested in BARNWELL INDUSTRIES, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 29, 2026.  Get informed before you vote  View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by  requesting prior to June 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  T00551-P53627  1. Election of Directors  For  Nominees:  Craig D. Hopkins 04) Joshua S. Horowitz  Philip F. Patman, Jr. 05) Philip J. McPherson  Kenneth S. Grossman 06) Joshua E. Schechter  2. The approval of amendments to the 2018 Equity Incentive Plan (the “2018 Plan”) to (i) increase the number of shares available for issuance under the 2018 plan from 1,600,000 to 3,080,000, and (ii) increase the individual annual share limits set forth in Section 4.2 of the 2018 Plan;  For  3. Ratification of certain equity awards granted in excess of individual share limits under the 2018 Plan;  For  4. An advisory (non-binding) vote on executive compensation;  For  5. An advisory (non-binding) vote on the frequency of the advisory vote on executive compensation;  1 Year  6. The ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2026.  For  NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2025.  Voting Items  Board Recommends